UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2015

THEDIRECTORY.COM, INC.
(Exact name of registrant as specified in its charter)

Utah	000-31431	33-0052057
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2701 N Rocky Pointe Dr., Suite 950, Tampa, Florida	33607
(address of principal executive offices)	(zip code)

866-304-3463
(registrant’s telephone number, including area code)

Not Applicable
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.	Changes in Registrant’s Certifying Accountant.

(1) Previous Independent Auditors:

Effective July 15, 2015, DKM CPAS, resigned as the Company’s independent accountant. DKM CPAS is withdrawing from performing any SEC related work. The Company has authorized DKM CPAS, to respond fully to the inquiries of the successor accountant

The reports of DKM on our financial statements as of and for the years ended November 30, 2013 and 2014 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle, except DKM did indicate that there was substantial doubt about our ability to continue as a going concern.

During the years ended November 30, 2013 and 2014, and during any interim through the date of the change in auditors, there have been no disagreements with DKM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of DKM would have caused them to make reference thereto in connection with their report on the financial statements for such years.

During the interim period through July 15th, 2015, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

The Company provided a copy of the foregoing disclosures to DKM CPAS prior to the date of the filing of this Current Report and requested that the Former Auditor furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Current Report. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(2) New Independent Accountants:

On July 15, 2015, the Company engaged Stevenson & Company CPAS, LLC, Tampa, Florida, as the new registered independent public accountant.

During the years ended November 30, 2014, and 2013, and prior to July 15, 2015 (the date of the new engagement), the Company did not consult with Stevenson & Company CPAS, LLC regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on our financial statements by Stevenson & Company CPAS, LLC, in either case where written or oral advice provided by Stevenson & Company CPAS, LLC would be an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and DKM CPAS or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

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ITEM 9.01.	Financial Statements and Exhibits.

NUMBER	EXHIBIT

16.1	Letter from DKM CPAS dated July 15, 2015, regarding Change in Certifying Accountant (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THEDIRECTORY.COM, INC.

Dated: July 17th, 2015	/s/ Scott Gallagher
Scott Gallagher
CEO, COB

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